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                                FIRST AMENDMENT

                                   TO THE

                       GRAY COMMUNICATIONS SYSTEMS, INC.
                            CAPITAL ACCUMULATION PLAN




          THIS AMENDMENT to the Gray Communications Systems, Inc. Capital Accumulation Plan, made this _______ day of ________, 1997, by Gray Communications Systems, Inc., a corporation organized and existing under the laws of the State of Georgia (hereinafter referred to as the "Employer"), to be effective January 1, 1997, or as otherwise indicated.



                             W I T N E S S E T H
                             - - - - - - - - - -



          WHEREAS, the Employer has previously adopted the Gray Communications Systems, Inc. Capital Accumulation Plan (hereinafter referred to as the "Plan"); and

          WHEREAS, the Employer wishes to amend the Plan at this time in order to reflect recent changes in Federal law, to provide for investment in Class B common stock of the Employer, and for other purposes;

          NOW THEREFORE, the Plan is hereby amended in the following particulars:


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                                       1.

          The Preamble of the Plan is changed by deleting the references to Sections 41 and 409 of the Code.

                                       2.

          Section 1.03 of the Plan is amended to read as follows:

               1.03 AFFILIATED COMPANY: Any company or organization directly or indirectly controlled by, controlling, or under common control with the Company, within the meaning of Section 1563(a) of the Internal Revenue Code, determined without regard to Sections 1563(a)(4) and 1563(e)(3)(C) thereof, or Section 414(c) of the Code or is a member of an affiliated service group within the meaning of Section 414(m) of the Code.

                                       3.

          Section 1.11 of the Plan is amended to read as follows:

               (c) for all purposes under the Plan except Articles 15 and 16, and for purposes of Article 15 beginning with the 1998 Plan Year, Earnings shall include any amount contributed by the Employer on behalf of an Employee pursuant to a salary reduction agreement which is not includable in the gross income of the Employee under
          Section 125, 402(a)(8), or 402(h) of the Code; and

                                       4.

          Section 1.29 of the Plan is amended to read as follows:

               1.29 SHARE OF COMPANY STOCK: A share of common stock of the Company. Effective beginning January 1997 for Employer Contributions under Article 4 and beginning April 1997 for Participant Contributions under Article 3, and investment elections and transfers of Accounts under Article 5, Class B Common Stock shall be used.


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                                       5.

          Section 2.02 of the Plan is amended by replacing the third paragraph with the following:

          With respect to a Rollover, Plan to Plan Transfer, or Contribution under Section 4.02(b), an Employee shall automatically become a Participant at the time of rollover, transfer, or Contribution.

                                       6.

          The first paragraph of Section 3.09 of the Plan is amended to read as follows:

               ROLLOVER CONTRIBUTIONS: Any employee upon commencement of Employment may make a rollover contribution to the Trust Fund of all or any portion of the entire amount which is an eligible rollover distribution, as defined in Section 402(c)(4) of the Code and Treasury Regulation Section 1.402(c)-2, Q&A 3 and 4, provided such rollover contribution is either (i) a direct transfer from another qualified plan or (ii) received on or before the 60th day immediately following the date the Employee received such distribution from a qualified plan or conduit individual retirement account or annuity. Only cash or its equivalent may be contributed to the Plan.

                                       7.

          Section 4.02(b) of the Plan is amended to read as follows:

               (b) To satisfy either the Actual Deferral Percentage Test of
          Section 16.02 or the Actual Contribution Percentage Test of Section 16.03, contribute or reclassify amounts which may be designated as "qualified non-elective contributions" within the meaning of
          Section 401(m)(4)(C) of the Code or as "qualified matching contributions" within the meaning of Treasury Regulations issued pursuant to Sections 401(k) and (m) of the Code, which amounts may be allocated, at the direction of the Employer and in accordance with applicable Treasury Regulations, only among the appropriate
          Accounts of those who are not Highly Compensated Employees according to Article 16. Qualified nonelective contributions will be allocated to all such eligible Employees. Qualified matching contributions will be allocated to all such Employees who have made contributions during the Plan Year. Any contributions made under this Section 4.02(b) shall be fully vested and nonforfeitable, shall be identified as allocable or reallocable to the Company Additional Contribution Accounts of the affected Participants, and may be withdrawn pursuant to Section 8.03.


                                      8.

              Section 7.04 of the Plan is amended by deleting "in" between

"Contribution" and "Account" in item (i) of the second paragraph.


                                      9.

              Section 7.06 of the Plan is amended by replacing the first sentence of the first paragraph with the following:

              Subject to the following paragraph, benefits shall be paid or made available under the Plan upon the direction of the Committee as soon as practicable after termination of Employment occurs.


                                      10.

              Section 7.07(d) is amended to read as follows:

                   (d) For purposes of this Section, the term "required
              beginning date" means April 1 of the calendar year following the calendar year in which the Participant attains age
              70 1/2, or such other date as may be prescribed by regulations. Provided however, in the case of a Participant who is not a 5% owner included under Section 14.02(b)(3) the term "required beginning date" means April 1 of the calendar year following the later of: (1) the calendar year in which the Participant attains 70 1/2, or (2) the calendar year in which the Participant retires or otherwise terminates Employment.

                                      11.

              The last paragraph of Section 7.07 of the Plan is amended to read as follows:

              Distributions will be made in accordance with the regulations under Section 401(a)(9) of the Code, and (to the extent consistent with Section 401(a)(9) of the Code), the minimum distribution requirements in Section 1.401(a)(9)-1 of the Proposed Treasury Regulations, and the minimum distribution incidental death benefit requirements of Section 1.401(a)(9)-2 of the Proposed Treasury Regulations.


                                      12.

              Section 8.03 of the Plan is amended by replacing the first paragraph with the following:

              Upon written application by a Participant for a Specified Hardship Withdrawal and approval by the Plan Administrator, the Participant may withdraw from his Accounts as follows, in the order indicated.

              (1)  Non Tax-Deferred Employee Contribution Account;
              (2)  Rollover Account;
              (3)  Vested Value of Matching Company Contribution Account under
                   Section 4.01 and Vested Value of Company Additional Contribution Account under Section 4.02(a);
              (4)  Company Additional Contribution Account under Section
                   4.02(b);
              (5) Tax-Deferred Employee Contribution Account, excluding investment return;


                                      13.

              Section 8.03(h) of the Plan is amended by adding the following at the end of the first sentence:

              (but not including any health or welfare benefit plan, including one that is part of a cafeteria plan under Section 125 of the
              Code).

                                      14.

              Section 11.05 of the Plan is amended by deleting the reference to Section 409 of the Code.


                                      15.

              Section 12.01 of the Plan is amended by replacing "411(d)(b)"

with "411(d)(6)."


                                      16.

              Section 12.03 of the Plan is amended by replacing "4976(3)"

with "4975(e)(7)."


                                      17.

              Section 15.02 is amended by inserting the following as the first paragraph:

              This Section shall not apply after the 1999 Plan Year.


                                      18.

              Article 16 of the Plan is amended to read as follows:


              SPECIAL 401(k) AND 401(m) NONDISCRIMINATION RULES

16.01 DEFINITIONS: For purposes of this Article 16, the following words and phrases shall have the following meanings:

          (a) ACTUAL DEFERRAL PERCENTAGE: The ratio (to the nearest one-hundredth of one percent (1/100%)), of Elective Deferrals and Qualified Employer Deferral Contributions on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Earnings for the Plan Year.

     Such Elective Deferrals and/or Qualified Employer Deferral Contributions shall be taken into account for a Plan Year only if allocated to the Employee's Accounts as of a date within that Plan Year. For this purpose, an elective contribution is considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of services after such date, and the elective contribution is actually paid to the Trust Fund no later than twelve
     (12) months after the Plan Year to which the contribution relates.

     Such Elective Deferrals and/or Qualified Employer Deferral Contributions shall be taken into account for a Plan Year only if they relate to Earnings that either would have been received by the Employee in the Plan Year (but for the deferral election) or are attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within 2-1/2 months after the close of the Plan Year (but for the deferral election).

     For this purpose, the Employer may elect to take into account Qualified Nonelective Contributions and/or qualified matching contributions allocated to the Participant's Accounts for the Plan Year only if the conditions described in Section 401(k)(3) and Section 1.401(k)-1(b)(5) of the regulations are satisfied.

 (b) ADJUSTMENT FACTOR: The cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code, as applied to such items and in such manner as the Secretary shall provide.

 (c) AVERAGE ACTUAL DEFERRAL PERCENTAGE (ADP): The average (to the nearest one-hundredth of one percent (1/100%)) of the Actual Deferral Percentages of the Eligible Participants in a group.

 (d) AVERAGE CONTRIBUTION PERCENTAGE (ACP): The average (to the nearest one-hundredth of one percent (1/100%)) of the Contribution Percentages of the Eligible Participants in a group.

 (e) CONTRIBUTION PERCENTAGE: The ratio (to the nearest one-hundredth of one percent (1/100%)), of the sum of the Employee Contributions and Matching Contributions under the plan on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Earnings for the Plan Year. For this purpose, the Employer may elect to take into account Elective Deferrals and/or Qualified Nonelective Contributions allocated to a Participant's Accounts, instead of under sub-section (a), only if the conditions described in Section 401(m)(3) of the Code and
     Section 1.401(m)-1(b)(5) of the regulations are satisfied. These conditions include:

     (1) The nonelective contributions, including Qualified Nonelective Contribution treated as matching contributions under this sub-section (e), satisfy the requirements of Section 401(a)(4) of the Code;

     (2) The nonelective contributions, excluding Qualified Nonelective Contributions treated as matching contributions under this subsection (e) and Qualified Nonelective Contributions treated as Qualified Employer Deferral Contributions for purposes of subsection
         (a), satisfy the requirements of Section 401(a)(4) of the Code;

     (3) The elective contributions, including those treated as matching contributions under this subsection (e), satisfy the requirements of
         Section 401(k)(3) of the Code.

 (f) DEFERRAL AMOUNT: The amount of Elective Deferrals for a calendar year that the Participant allocates to this Plan pursuant to the claim procedure set forth in Section 16.02(b).

 (g) ELECTIVE DEFERRALS: Contributions made to the Plan during the Plan Year by the Employer, at the election of the Participant, in lieu of cash compensation and including contributions made pursuant to a salary reduction agreement.

 (h) ELIGIBLE PARTICIPANT: For purposes of Section 16.02, any Employee of the Employer who is directly or indirectly eligible to have Elective Deferrals, or Qualified Employer Deferral Contributions allocated to his Accounts for the Plan Year, including:

     (1) an Employee who would be a Plan Participant but for the failure to make required contributions;

     (2) an Employee whose right to make contributions under Article 3 or receive matching contributions under Article 4 has been suspended because of an election (other than certain one-time elections) not to participate; a distribution; or a loan;

     (3) an Employee who cannot make an Elective Deferral under Article 3, because Article 16 of this Plan and Section 415 of the Code prevents the Employee from receiving additional "annual additions", as defined in Section 16.01.

     In the case of an Eligible Participant who makes no Elective Deferrals under Sections 3.01 or 3.02 or who receives no Employer Contributions under Section 4.02(b), the Actual Deferral Percentage to be included in deferring the ADP is zero.

     For purposes of Section 16.03, any Employee of the Employer who is directly or indirectly eligible to have Employee Contributions or Matching Contributions allocated to his Account for the Plan Year, including:

     (1) an Employee who would be a Plan Participant but for the failure to make required contributions;

     (2) an Employee whose right to make contributions under Article 3 or receive matching contributions under Article 4 has been suspended because of an election (other than certain one-time elections) not to participate;

     (3) an Employee who cannot make a contribution under Article 3 or receive matching contributions under Article 4, because Article 16 of this Plan and Section 415(c)(1) or Section 415(e) of the Code prevents the Employee from receiving additional "annual additions", as defined in Section 16.01.

     In the case of an Eligible Participant who makes no contributions under
     Section 3.03 or who receives no Employer Contributions under Section
     4.01 or 4.02(a), the Contribution Percentage to be included in determining the ACP is zero.

 (i) EMPLOYEE CONTRIBUTIONS: Contributions to the Plan made by a Participant during the Plan Year.

 (j) EXCESS AGGREGATE CONTRIBUTIONS: The excess of:

     (1) the aggregate amount of the Employee Contributions and Matching Contributions, any recharacterized contributions under Section 16.02(e)(2) and, if taken into account under Section 16.03, the Deferral Amounts actually made on behalf of Highly Compensated Eligible Participants for the Plan Year, over

     (2) the maximum amount of the Contributions permitted under the limitations of Section 16.03, determined under the "leveling method".

     Under the leveling method, the Excess Aggregate Contributions of the Highly Compensated Employee with the highest Contribution amount shall be reduced to the greater of the next highest such amount or an amount which will produce an Average Contribution Percentage that will satisfy the test under Section 16.03(a). This reduction process will be repeated as necessary to satisfy the test for such Plan Year.

     The amount of Excess Aggregate Contributions for a Highly Compensated Employee is equal to the total of contributions under subsection (1), minus the amount of the Contribution determined under the previous paragraphs.

(k)  EXCESS CONTRIBUTIONS: The excess of:

     (1) the aggregate amount of Deferral Amounts and Qualified Employer Deferral Contributions actually contributed on behalf of Highly Compensated Eligible Participants for the Plan Year, over

     (2) the maximum amount of Deferral Amounts permitted under the limitations of Section 16.02, determined under the "leveling method".

     Under the leveling method, the Excess Contributions of the Highly Compensated Employee with the highest Deferral Amount shall be reduced to the greater of the next highest such Amount or an Amount which will produce an Average Actual Deferral Percentage that will satisfy the test under
     Section 16.02(b). This reduction process will be repeated as necessary to satisfy the test for such Plan Year.

(l) HIGHLY COMPENSATED EMPLOYEE: For each Plan Year, a Highly Compensated Active Employee or Highly Compensated Former Employee is determined under the following rules:

     (1)  A Highly Compensated Active Employee shall include:

          (A) any Employee who performs service for the Employer during the determination year and who, during the look-back year: received Earnings from the Employer in excess of $80,000 (as modified by the Adjustment Factor) and is in the top 20% of the Employees when Employees are ranked on the basis of Earnings during the look-back year.

          (B) an Employee who is a Five-Percent Owner at any time during the look-back year or determination year. A five--Percent Owner is a person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Employer or Affiliated Company, or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or Affiliated Company.

     (2) A Highly Compensated Former Employee shall include an Employee who terminated employment with the Employer (or was deemed to have terminated employment) before the determination year, performs no service for the Employer during the determination year and was a Highly Compensated Active Employee for the separation year or any determination year ending on or after the Employee's 55th birthday.

     (3) The determination of who is a Highly Compensated Employee, shall be made in accordance with Code Section 414(g) and the regulations thereunder.

     (4) For purposes of this Section the determination year shall be the Plan Year; and the look-back year shall be the twelve-month period immediately preceding the determination year.

(m) NONHIGHLY COMPENSATED EMPLOYEE: An Employee of the Employer who is not a Highly Compensated Employee.

(n) QUALIFIED EMPLOYER DEFERRAL CONTRIBUTIONS: Qualified Non-elective Contributions taken into account under the terms of the Plan in determining the Actual Deferral Percentage.

(o) QUALIFIED NONELECTIVE CONTRIBUTIONS: Contributions (other than Matching Contributions) made by the Employer and allocated to Participants' Accounts that the Participant may not elect to receive in cash until distributed from the Plan; that are 100 percent vested and nonforfeitable when made; and that are not distributable under the terms of the Plan to Participants or their Beneficiaries earlier than the earlier of:

     (1)  separation from service, death, or disability of the participant;

     (2)  attainment of the age of 59 1/2 by the Participant;

     (3)  termination of the Plan without establishment of a successor plan;

     (4)  qualification for a Specified Hardship under Section 8.03.

16.02  ELECTIVE DEFERRALS:

     (a) MAXIMUM DEFERRAL: No Employee shall be permitted to have Elective Deferrals made under this Plan during any calendar year in excess of $9,500, modified by the Adjustment Factor as provided by the Secretary of the Treasury.

     (b) DISTRIBUTION OF EXCESS DEFERRALS: Excess Deferrals and income allocable thereto shall be distributed no later than each April 15 to Participants who claim such allocable Excess Deferrals for the preceding calendar year.

          The Participant's claim shall be in writing; shall be submitted to the Plan Administrator no later than March 1; shall specify the Participant's Excess Deferral Amount for the preceding calendar year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Deferral Amount, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k) or 403(b) of the Code, exceeds the limit imposed on the Participant by Section
          402(g) of the Code for the year in which the deferral occurred.

          The Excess Deferral Amount distributed to a Participant with respect to a calendar year shall be adjusted for income and, if there is a loss allocable to the Excess Deferral, shall in no event be less than the lesser of the Participant's Account under the Plan or the Participant's Elective Deferrals for the Plan Year.

     (c)  MAXIMUM ADP:

          (1) The ADP for the determination year for Eligible Participants who are Highly Compensated Employees shall not exceed the ADP for the look back year for Eligible Participants who are Nonhighly Compensated employees, multiplied by 1.25; or

          (2) The ADP for the determination year for Eligible Participants who are Highly Compensated Employees shall not exceed the 200% of the ADP for the lookback year for Eligible Participants who are Nonhighly Compensated Employees, and the excess of the ADP for the determination year for Eligible Participants who are Highly Compensated Employees over the ADP for the look back year for Eligible Participants who are Nonhighly Compensated Employees shall not be more than 2%.

     (d)  SPECIAL RULES:

          (1) For purposes of this Section 16.02, the Actual Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals or Qualified Employer Deferral Contributions allocated to his account under two or more plans or arrangements described in Section 401(k) of the Code that are maintained by the Employer or an Affiliated Company and that are aggregated for purposes of Section 401(a)(4) or
               Section 410(b) (other than Section 410(b)(2)(A)(ii)) of the Code shall be determined as if all such Elective Deferrals and Qualified Employer Deferral Contributions were made under a single arrangement. If this Plan and one or more other plans are permissibly aggregated for purposes of the test described in Sections 16.02(c), then the aggregated plans must also satisfy sections 401(a)(4) and 410(b) of the Code as though they constituted a single plan.

          (2) Beginning with the 1999 Plan Year, the requirements of Sub-section (c) shall not apply for any Plan Year for which a Qualified Nonelective Contribution of 3% or more is made under the provisions of Section 4.02(b), provided each eligible Employee is provided with a written notice of his rights and obligations under this arrangement within a reasonable period before such year.

          (3) For purposes of this Article, for the 1997 Plan Year, "the ADP for Nonhighly Compensated Employees for 1997" shall be substituted for "the ADP for the look-back year for Eligible Participants who are Nonhighly Compensated Employees," in
               Section 16.02(c).

    (e) CORRECTION OF EXCESS CONTRIBUTIONS: If the above limitations of Sections 16.02(c) and 16.02(d) would be exceeded in any Plan Year, the Committee shall take one or more of the following actions (in any order it deems advisable):

          (1) Limit Future Tax-Deferred Contributions: The Committee may limit future Basic or Supplemental Tax-Deferred Employee Contributions for some or all Highly Compensated Employees to the extent it deems necessary to pass the ADP test or the Multiple Use Test.

          (2) Recharacterize Excess Contributions: The Committee may recharacterize Excess Contributions as after-tax contributions for some or all Highly Compensated Employees to the extent it deems necessary to pass the ADP test or the Multiple Use Test. Any contributions so recharacterized shall be included in the Participant's taxable income and shall remain subject to the nonforfeitability requirements and distribution limitations that apply to elective contributions.

               The amount of Excess Contributions recharacterized as after-tax contributions with respect to a Highly Compensated Employee, when added to the amount of actual Supplemental Non Tax-Deferred Employee Contributions made by the Participant, may not exceed the maximum amount of Supplemental Non Tax-Deferred Contributions that the Participant is permitted to make under the Plan in the absence of recharacterization (which maximum amount shall be determined without reference to the limitations of Section 16.03(a) of this Plan).

          (3) Return Excess Contributions: Excess Contributions and income allocable thereto shall be distributed no later than the last day of each Plan Year, to Participants on whose behalf such Excess Contributions were made for the preceding Plan Year.

               The Employer will be liable for a 10% excise tax on the amount of Excess Contributions unless they are distributed within 2-1/2 months after the close of the Plan Year for which they are made.

               The income allocable to Excess Contributions shall be determined by multiplying income allocable to the Participant's Elective Deferrals and Qualified Employer Deferral Contributions for the Plan Year by a fraction. The numerator of the fraction is the Excess Contribution on behalf of the Participant for the Plan Year. The denominator of the fraction is the sum of the Participant's Account balances attributable to Elective Deferrals and Qualified Employer Deferral Contributions on the last day of the preceding Plan Year plus the Participant's Elective Deferrals and Qualified Employer Deferral Contributions for the Plan Year. No income shall be included for the period between the end of the Plan Year and the date of distribution (the "gap period").

               The Excess Contributions to be distributed to the Participant shall be adjusted for income; and shall, if there is a loss allocable to the Excess Contributions, in no event be less than the lesser of the Participant's Account under the Plan or the Participant's Elective Deferrals and Qualified Employer Deferral Contributions for the Plan Year.

            Amounts distributed under this Subsection (e) shall first be treated as distributions from the Participant's Elective Deferral account and shall be treated as distributed from the Participant's Qualified Employer Deferral Contribution account only to the extent such Excess Contributions exceed the balance in the Participant's Elective Deferral account.

            If the entire account balance of a Highly Compensated Employee is distributed during the Plan Year in which the Excess Contribution occurred, the distribution is deemed to have been a corrective distribution to the extent that a corrective distribution would have been required.

       (4) The amount of Excess Contributions to be recharacterized or distributed under this Section 16.02(e) with respect to a Participant for a Plan Year shall be reduced by any Excess Deferrals previously distributed to the Participant for the same Plan Year. Similarly, the amount of Excess Deferrals that may be distributed with respect to a Participant for a Plan Year under Section
            16.02(b) shall be reduced by any Excess Contributions previously distributed or recharacterized with respect to the Participant for the same Plan Year.

       (5)  Any correction of Excess Contributions in accordance with this
            Section 16.02(e) shall be accomplished no later than March 15 of the Plan Year following the Plan Year with respect to which the Excess Contributions were originally made to the Plan.

16.03  EMPLOYEE AND MATCHING COMPANY CONTRIBUTIONS:

   (a) MAXIMUM ACP:

       (1) The ACP for the determination year for Eligible Participants who are Highly Compensated Employees shall not exceed 125% of the ACP for the look back year for Eligible Participants who are Nonhighly Compensated Employees; or

       (2) The ACP for the determination year for Eligible Participants who are Highly Compensated Employees shall not exceed 200% of the ACP for the look back year for Eligible Participants who are Nonhighly Compensated Employees and the excess of the ACP for the determination year for Eligible Participants who are Highly Compensated Employees over the ACP for the look back year for Eligible Participants who are Nonhighly Compensated Employees shall not be more than 2%.

   (b) SPECIAL RULES:

       (1) For purposes of this Section 16.03, the Contribution Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to make Employee Contributions, or to receive Matching Contributions, Qualified Nonelective Contributions or Elective Deferrals allocated to his account under two or more plans described in Section 401(a) of the Code or arrangements described in Section 401(k) of the Code that are maintained by the Employer or an Affiliated
            Company shall be determined as if all such contributions and Elective Deferrals were made under a single plan.

       (2) In the event that this Plan satisfies the requirements of Section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of
            Section 410(b) of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentages of Eligible Participants as if all such plans were a single plan.

       (3) For purposes of determining the Contribution Percentages, the Committee may elect to take into account Elective Deferrals and/or Qualified Employer Deferral Contributions allocated to a Participant's Accounts, subject to the requirements of Sections 401(a)(4) and 401(m) of the Code and the regulations thereunder.

       (4) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

       (5) Beginning with the 1999 Plan Year, the requirements of this subsection and subsection (c) shall not apply for Matching Contributions under Section 4.01, if Section 16.02(d)(2) of this Plan applies, provided each eligible Employee is provided with a written notice of his rights and obligations under this arrangement within a reasonable period before such year.

       (6) For purposes of this Article for the 1997 Plan Year, "the ACP for Nonhighly Compensated Employees for 1997" shall be substituted for "the ACP for the look-back year for Eligible Participants who are Nonhighly Compensated Participants" in
            Section 16.03(a).

   (c) MULTIPLE USE TEST: For each Plan Year, Sections 16.02(c)(2) and 16.03(a)(2) shall not be applied to satisfy the ADP test and ACP test for the same Plan Year, unless:

        (1) the ADP for all Highly Compensated Employees exceeds the amount described in Section 16.02(c)(1);

        (2) the ACP for all Highly Compensated Employees exceeds the amount described in Section 16.03(a)(1);

        (3) the sum of the ADP and the ACP for all Highly Compensated Participants does not exceed the greater of the sum of (A) and (B), or the sum of (C) and (D), where

             (A) equals 125% of the greater of the ADP and the ACP for all Nonhighly Compensated Participants.

             (B) equals either 200% of the lesser of the ADP and the ACP for all Nonhighly Compensated Participants or, if less, the lesser of the ADP or the ACP for all Nonhighly Compensated employees plus 2%.

           (C) equals 125% of the lesser of the ADP and the ACP for all Nonhighly Compensated Participants.

           (D) equals either 200% of the greater of the ADP and the ACP for all Nonhighly Compensated Participants or, if less, the greater of the ADP or the ACP for all Nonhighly Compensated Employees plus 2%.

           In the event of a required reduction for Highly Compensated Employees due to the Multiple Use Test, such reduction will be made first under subsection 16.03(d) and then under subsection 16.02(e).

           (d) CORRECTION OF EXCESS AGGREGATE CONTRIBUTIONS: If the Plan fails or is projected to fail the ACP test, the Committee shall take one or more of the following actions (in any order it deems advisable) to pass the test(s):

                (1) Limit Future Employee Contributions: The Committee may limit future Supplemental Employee Contributions and/or Company Matching Contributions for some or all Highly Compensated Employees to the extent it deems necessary.

                (2) Use Tax-Deferred Contributions: The Committee may consider a portion of Tax-Deferred Contributions for some or all Nonhighly Compensated Employees to be Employee Contributions to the extent such Contributions are not necessary to pass the ADP test or the Multiple Use Test.

                (3) Return Excess Aggregate Contributions: Excess Aggregate Contributions and income allocable thereto shall be forfeited, if otherwise forfeitable under the terms of this Plan, or if not forfeitable, distributed after the Plan Year in which the Excess Aggregate Contributions occurred, but no later than the last day of the subsequent Plan Year, for each Plan Year beginning after December 31, 1987.

                     The income allocable to Excess Aggregate Contributions shall be determined by multiplying the income allocable to the Participant's Employee Contributions and Matching Employer Contributions for the Plan Year by a fraction. The numerator of the fraction is the Excess Aggregate Contributions on behalf of the Participant for the Plan Year. The denominator of the fraction is the sum of the Participant's Account balances attributable to Employee Contributions and Matching Employer Contributions on the last day of the preceding Plan Year, plus the amounts of the Employee Contributions and Matching Employer Contributions for the Plan Year. No income shall be included for the period between the end of the Plan Year and the date of distribution (the "gap period").

                     The Excess Aggregate Contributions to be distributed to a Participant shall be adjusted for income, and, if there is a loss allocable to the Excess Aggregate Contribution, shall in no event be less than the lesser of the Participant's Account under the Plan or the Participants's Employee Contributions and Matching Contributions for the Plan Year.

                     Notwithstanding any other provision herein, if any Supplemental Non Tax-Deferred Employee Contributions are treated as Excess Aggregate Contributions, then any Matching Contributions that the Employer has made with respect to such contributions shall be forfeited, and shall be treated in accordance with Section 4.04.

                (4) Notwithstanding any other provision herein, the amount of the Excess Aggregate Contributions for a year shall be calculated only after the determination of the amount of the Excess Contributions that are to be recharacterized as after-tax contributions in accordance with Section 16.02(e)(2).

                (5) Any correction of Excess Aggregate Contributions in accordance with this Section 16.03(d) shall be accomplished no later than March 15 of the Plan Year following the Plan Year with respect to which the Excess Aggregate Contributions were originally made to the Plan.

                     Excess Aggregate Contributions shall be distributed from the Participant's Employee Contribution Account, and forfeited if otherwise forfeitable under the terms of the Plan (or, if not forfeitable, distributed) from the Participant's Matching Contribution account in proportion to the Participant's Employee Contributions and Matching Contributions for the Plan Year.

                     Any distribution or forfeiture of Excess Aggregate Contributions will be made on the basis of the respective portions of such amounts that are attributable to each Highly Compensated Employee.

                     If the entire Account balance of a Highly Compensated Employee is distributed during the Plan Year in which the Excess Aggregate Contribution occurred, the distribution is deemed to have been a corrective distribution to the extent that a corrective distribution would have been required.

                     Amounts forfeited by Highly Compensated Employees under this Section 16.03 shall be treated as Annual Additions under Article 15 and applied to reduce employer contributions.

                                     19.

          All other provisions of the Plan not inconsistent herewith are hereby confirmed and ratified.

          IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the day and year first above written.


                                       GRAY COMMUNICATIONS SYSTEMS, INC.



                                       By:
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                                       Title:
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